UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 3, 2005
BULL RUN CORPORATION
(Exact name of registrant as specified in its charter)

GEORGIA	0-9385	58-2458679

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
4370 PEACHTREE ROAD, ATLANTA, GEORGIA 30319
(Address of principal executive offices)     (Zip Code)
(404) 266-8333
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On August 3, 2005, Bull Run Corporation (“Bull Run”) issued a joint press release with Gray Television, Inc. (“Gray”) announcing the execution of an agreement and plan of merger whereby Bull Run would merge into a newly-formed wholly-owned subsidiary of Triple Crown Media, Inc. (“TCM”) immediately following the planned spin-off of TCM from Gray.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits
99.1 – Press Release of Bull Run Corporation issued August 3, 2005
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2005	BULL RUN CORPORATION
	By:	/s/ FREDERICK J. ERICKSON
Frederick J. Erickson
Vice President - Finance, Chief Financial Officer, Treasurer and Assistant Secretary

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